UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2007
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On February 15, 2007, the Compensation Committee of the Board of Directors of TeleTech Holdings, Inc. (the “Registrant”) determined the recommended annual cash bonus awards to be made to executive officers of the Registrant for fiscal year 2006.
The awards were approved based upon the Registrant’s Management Incentive Plan (“MIP”) which is a performance based bonus plan based upon Company profitability.
The awards earned in 2006, which will be paid out in February are as follows:

Name	Cash Bonus
John R. Troka	$75,000
John R. Simon	$350,000
Brian Delaney	$400,000
Kamalesh Dwivedi	$300,000
Greg Hopkins	$550,000
Alan Schutzman	$62,500
The Company will provide additional information regarding the compensation of its executive officers in its Proxy Statement for the 2007 Annual Meeting of Shareholders, which will be filed in April 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: February 20, 2007